UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2016

ACUCELA INC.
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	000-55133 (Commission File Number)	02-0592619 (IRS Employer Identification No.)

1301 Second Avenue, Suite 4200
Seattle, Washington 98101
(Address of principal executive offices, including zip code)

(206) 805-8300
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On August 9, Acucela Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Acucela Japan KK, a wholly-owned subsidiary of the Company organized under the laws of Japan and to become Kubota Pharmaceutical Holdings Co., Ltd. (“Kubota Holdings”) upon completion of the Redomicile Transaction, and Acucela North America Inc., a Washington corporation and wholly-owned subsidiary of Kubota Holdings will merge with and assume the name of Acucela Inc. (“Subsidiary”) upon completion of the Redomicile Transaction. Pursuant to the Merger Agreement, the parties would effect a merger transaction that will effectively change the jurisdiction of incorporation of the corporate parent from Washington to Japan (the “Redomicile Transaction”).

Pursuant to the terms of the Merger Agreement, each share of Company common stock outstanding immediately prior to the effective time of the Redomicile Transaction will be cancelled and converted into the right to receive one share of common stock of Kubota Holdings. To the extent any such shares of Company common stock are restricted stock, any shares of common stock of Kubota Holdings issued in exchange therefor will be subject to substantially similar restrictions.

At the effective time of the Redomicile Transaction, all unexpired, unexercised and outstanding options to purchase shares of Company common stock will be cancelled, and in exchange therefor, Kubota Holdings will issue stock acquisition rights (shinkabu yoyakuken) to purchase shares of Kubota Holdings common stock. Each such stock acquisition right to purchase shares of Kubota Holdings common stock will (1) be exercisable for the same number of shares of Kubota Holdings common stock as such cancelled Company stock option, (2) have the same exercise price as such cancelled Company stock option, (3) be subject to the same vesting schedule as such cancelled Company stock option, (4) have the same material terms as such cancelled Company stock option (to the extent reasonably practicable under Japanese laws and regulations and not rendered inoperative by reason of the Redomicile Transaction), and (5) not provide such cancelled Company stock option holder with any additional benefits not provided under such cancelled Company stock option.

Additionally, at the effective time of the Redomicile Transaction, all outstanding restricted stock units to acquire shares of Company common stock shall be cancelled, and in exchange therefor, Kubota Holdings will issue stock acquisition rights to purchase shares of Kubota Holdings common stock. Each such stock acquisition right will (1) be exercisable for one share of Kubota Holdings common stock, (2) have an exercise price of one (1) yen per share, (3) be subject to the same vesting schedule as such cancelled restricted stock units, and (4) have material terms that are substantially similar to such cancelled Company restricted stock units (to the extent reasonably practicable under Japanese laws and regulations and not rendered inoperative by reason of the Redomicile Transaction).

In connection with the Redomicile Transaction, Subsidiary will assume the obligations of the Company under executive and change of control agreements that the Company has in place with certain executive officers. In addition, Kubota Holdings will enter into liability limitation agreements with any non-executive directors who currently have indemnity agreements with the Company to the extent permitted by Japanese law.

The consummation of the Redomicile Transaction will be conditioned on (1) the affirmative vote of a majority of the outstanding shares of the Company’s common stock entitled to vote on the adoption of the Merger Agreement, (2) the SEC declaring effective a registration statement registering the distribution of common stock of Kubota Holdings in the Redomicile Transaction filed by Kubota Holdings on Form S-4 under the Securities Act of 1933, as amended, (3) the Tokyo Stock Exchange approving for listing the shares of Kubota Holdings common stock to be distributed in the Redomicile Transaction and (4) other customary conditions.

The foregoing description of the Merger Agreement is only a summary of its material terms, does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1.

Item 8.01	Other Events.

On August 9, 2016, the Company issued a press release announcing that upon completion of the Redomicile Transaction, Acucela Japan KK will become Kubota Pharmaceutical Holdings Co., Ltd. and Acucela North America Inc. will merge with and assume the name of Acucela Inc. A copy of the press release is filed as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of August 9, 2016, among Acucela Inc., Acucela Japan KK and Acucela North America Inc.
99.1	Press Release dated August 9, 2016.

Cautionary Statement Regarding Forward Looking Statements

This communication contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, including with respect to the ability of Acucela Inc. (the “Company”) to consummate the Redomicile Transaction. Such forward-looking statements typically can be identified by the use of words such as “expect,” “estimate,” “anticipate,” “forecast,” “intend,” “project,” “target,” “plan,” “believe” and similar terms and expressions. Forward-looking statements are based on current expectations and assumptions. Although the Company believes that its expectations and assumptions are reasonable, it can give no assurance that these expectations and assumptions will prove to have been correct, and actual results may vary materially. For example, (1) the Company may have to postpone the annual meeting of shareholders, (2) the Company may be unable to obtain the shareholder approval required for the Redomicile Transaction; (3) the Company may abandon the Redomicile Transaction; (4) conditions to the closing of the Redomicile Transaction may not be satisfied; (5) problems may arise in connection with the relocation of the Company’s headquarters to Japan, which may result in less effective or efficient operations; (6) the Redomicile Transaction may involve unexpected costs, unexpected liabilities or unexpected delays; (7) the Company’s business may suffer as a result of uncertainty surrounding the Redomicile Transaction; (8) the Company may not realize the anticipated benefits of the Redomicile Transaction; (9) the Redomicile Transaction may negatively impact the Company’s relationships, including with employees, suppliers, collaborators, competitors and investors; (10) the Redomicile Transaction may result in negative publicity affecting the Company’s business and the price of the Company’s common stock; (11) the Redomicile Transaction may have negative tax consequences to the Company and holders of the Company’s common stock and (12) the Company may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the business of the Company described in the “Risk Factors” section of its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by the Company from time to time with the SEC, as well as the risks and uncertainties described in the “Risk Factors” section of the Registration Statement on Form S-4 (File No. 333-210469) (the “Form S-4”) filed by Acucela Japan KK with the SEC on March 30, 2016 in connection with the Redomicile Transaction. The Form S-4 has not yet become effective. All forward-looking statements included in this document are based upon information available to the Company on the date hereof, and the Company does not assume any obligation to update or revise any such forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, performance or events and circumstances reflected in those statements will be achieved or will occur, and actual results could differ materially from those anticipated or implied in the forward-looking statements. Except as required by law, we do not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. You should read the documents we have filed with the SEC for more complete information about the Company. These documents are available on both the EDGAR section of the SEC’s website at www.sec.gov and the Investor Relations section of the Company’s website at ir.acucela.com.

Additional Information and Where to Find it

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Redomicile Transaction will be submitted to the shareholders of the Company for their consideration.

Acucela Japan KK filed the Form S-4 with the SEC on March 30, 2016 that includes a preliminary prospectus of Acucela Japan KK and a preliminary proxy statement of the Company, and each of Acucela Japan KK and the Company also plan to file other relevant documents with the SEC regarding the Redomicile Transaction. A definitive proxy statement/prospectus will be mailed to the shareholders of the Company once the Form S-4 has been declared effective by the SEC. INVESTORS AND SECURITY HOLDERS OF ACUCELA INC. ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) CAREFULLY AS WELL AS ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ACUCELA JAPAN KK, ACUCELA INC. AND THE REDOMICILE TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other relevant documents (when available) filed and to be filed with the SEC from the SEC’s web site at www.sec.gov or at the Company’s web site at ir.acucela.com. Investors and security holders may also read and copy any reports, statements and other information filed by Acucela Inc. or Acucela Japan KK, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room. Investors and security holders may also obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents (when available) by directing a request by mail or telephone to Investor Relations, Acucela Inc., 1301 Second Avenue, Suite 4200, Seattle, WA 98101, telephone (206) 805-8300.

Participants in the Merger Solicitation

Acucela Inc. and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed Redomicile Transaction. Information about these persons is set forth in the Company’s Annual Report on Form 10-K filed by the Company with the SEC on March 11, 2016, and is included in the Form S-4 and in any documents subsequently filed by its directors and officers under the Securities Exchange Act of 1934, as amended. These documents can be obtained free of charge from the sources indicated above. Investors and security holders may obtain additional information regarding the interests of such persons, which may be different from those of the Company’s shareholders generally, by reading the proxy statement/prospectus and other relevant documents regarding the proposed inversion to be filed with the SEC when they become available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUCELA INC.
Date: August 10, 2016

	By:	/s/ John E. Gebhart
John E. Gebhart
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of August 9, 2016, among Acucela Inc., Acucela Japan KK and Acucela North America Inc.
99.1	Press Release dated August 9, 2016.